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                                                                    EXHIBIT 10.2

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                              FIFTH AMENDMENT TO
                         CREDIT AND GUARANTY AGREEMENT

                                      AND

                              FOURTH AMENDMENT TO
                               CREDIT AGREEMENT


                          Dated as of August 10, 1999


                                    Between

                            SPECIALTY CATALOG CORP.
                        SC CORPORATION, d/b/a SC DIRECT
                              SC PUBLISHING, INC.
                        DAXBOURNE INTERNATIONAL LIMITED

                                      and

                               BANKBOSTON, N.A.



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               FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
                                      AND
                     FOURTH AMENDMENT TO CREDIT AGREEMENT



     This FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT and FOURTH AMENDMENT TO CREDIT AGREEMENT is entered into as of August 10, 1999 by and among SPECIALTY CATALOG CORP., a Delaware corporation (the "Company"), SC CORPORATION, a Delaware corporation d/b/a SC DIRECT ("SC Direct"), and SC PUBLISHING, INC., a Delaware corporation ("SC Publishing") (each a "U.S. Borrower" and collectively the "U.S. Borrowers") and DAXBOURNE INTERNATIONAL LIMITED, (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales (the "U.K. Borrower") (the U.S. Borrowers and U.K. Borrower each a "Borrower" and collectively, the "Borrowers") and BANKBOSTON, N.A., a national banking association (the "Bank").


                                 Recitals
                                 --------

     The Borrowers and the Bank are parties to a Credit and Guaranty Agreement dated as of March 12, 1997, as amended (the "U.S. Credit Agreement") and a Credit Agreement dated as of October 3, 1997, as amended (the "U.K. Credit Agreement") (each a "Credit Agreement" and collectively, the "Credit Agreements"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreements. SC Publishing desires to acquire all or substantially all of the assets of American Healthcare Institute, Inc., a Maryland corporation (the "American Healthcare Acquisition"), and has requested that the Bank waive the requirements of Section 9.7 of the Credit Agreements to permit the American Healthcare Acquisition. The Bank is willing to waive such requirements on the terms and conditions set forth herein.

     NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 2, the Borrowers and the Bank hereby amend the Credit Agreements as follows:


     Section 1.  Consent of Bank to Effect American Healthcare Acquisition.
                 ---------------------------------------------------------
Notwithstanding Section 9.7 of the Credit Agreements, the Bank hereby consents to the consummation of the American Healthcare Acquisition pursuant to the terms and conditions of the Agreement of Purchase and Sale of Assets dated August 19, 1999 (the "American Healthcare Acquisition Agreement") by and among American Healthcare Institute, Inc., SC Publishing and the parties thereto and waives the provisions of said Section 9.7 of the Credit Agreements to the extent required to permit the American Healthcare Acquisition. Schedule I to the Security Agreement is hereby amended by adding the following location as an additional location where SC Publishing conducts business and maintains inventory and equipment: Silver Spring, Maryland.

     Section 2.  Effectiveness; Conditions to Effectiveness.  This Fifth
                 ------------------------------------------
Amendment to Credit and Guaranty Agreement and Fourth Amendment to Credit Agreement shall become effective as of the date set forth above upon execution hereof by the Borrowers and the Bank and satisfaction of the following conditions:

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          (a) Security Documents.  SC Publishing shall have delivered to the
              ------------------
     Bank a letter of confirmation in the form of Exhibit A hereto.

          (b) Officers' Certificate.  The Borrowers shall have delivered to the
              ---------------------
     Bank an Officers' Certificate in the form of Exhibit B hereto.

          (c) Acquisition Agreement.  SC Publishing shall have delivered to the
              ---------------------
     Bank a counterpart original of the American Healthcare Acquisition Agreement and copies of all related documents and instruments delivered in connection therewith.

          (d) Perfection of Security Interests.  The Bank shall have received
              --------------------------------
     evidence of the perfection of its security interest in all assets acquired in connection with the American Healthcare Acquisition, including, without limitation, the filing of Uniform Commercial Code financing statements in all applicable filing officers where such assets are located.

          (e) Waiver of Tax Liens.  The Bank shall have received evidence that
              -------------------
     no governmental authority will assert any lien or other charge against the assets acquired by SC Publishing in the American Healthcare Acquisition.

          (f) Opinion of Counsel.  The Bank shall have received an opinion of
              ------------------
     Dennick & Heiman, special Maryland counsel to SC Publishing, with respect to certain matters in connection with the American Healthcare Acquisition, in form and substance satisfactory to the Bank.

          (g) Fee.  The Borrowers shall have paid to the Bank a fee of $2,000
              ---
     for the Bank's consent contained herein, which fee shall be earned in full by the Bank upon its execution hereof.

     Section 3.  Representations and Warranties; No Default.  The U.S. Borrowers
                 ------------------------------------------
hereby confirm to the Bank the representations and warranties of the U.S. Borrowers set forth in Article 5 of the U.S. Credit Agreement as amended as of the date hereof, as if set forth herein in full. The U.K. Borrower hereby confirms to the Bank the representations and warranties of the U.K. Borrower set forth in Article 5 of the U.K. Credit Agreement as amended as of the date hereof, as if set forth herein in full. SC Publishing hereby confirms and restates to the Bank as if set forth herein in full the representations and warranties set forth in Section 5 of the American Healthcare Acquisition Agreement. The Borrowers hereby certify that no Default exists under the Credit Agreements.

     Section 4.  Miscellaneous.  The Borrowers agree to pay on demand all the
                 -------------
Bank's reasonable expenses in preparing, executing and delivering this Fifth Amendment to Credit and Guaranty Agreement and Fourth Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This Fifth Amendment to Credit and Guaranty Agreement and Fourth Amendment to Credit Agreement shall be a Bank Agreement under each of the Credit Agreements and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts (except to the extent it effects any amendment of the U.K. Credit Agreement, as to which English law shall apply).


                  [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the U.S. Borrowers, the U.K. Borrower and the Bank have caused this Fifth Amendment to Credit and Guaranty Agreement and Fourth
Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                              SPECIALTY CATALOG CORP.


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  CEO

                              SC CORPORATION d/b/a SC DIRECT


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  CEO

                              SC PUBLISHING, INC.


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  CEO

                              DAXBOURNE INTERNATIONAL LIMITED


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  Director

                              BANKBOSTON, N.A.


                              By:  /s/ Andrew D. Stickney
                                   ----------------------
                                  Name:  Andrew D. Stickney
                                  Title:  Vice President

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                          ACKNOWLEDGMENT OF GUARANTOR

     The undersigned, Guarantor of all Lender Obligations pursuant to a Guaranty Agreement dated as of December 30, 1997, hereby acknowledges and consents to the foregoing.


                              SC LICENSING CORP.


                              By: /s/ Kyle Gendreau
                                  -----------------
                                 Name:  Kyle Gendreau
                                 Title:    CFO

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